                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  December 29, 2003

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)          $0.00
                                       --------------------
                                  (2) ( $             -    , per-$1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)     $165,301.50              1.8900000%   (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000048        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:        1.0000000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:                        Not Applicable
                                                                --------------------


(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:     (1)       $0.00
                                  --------------------
                             (2) ( $          -       , per-$1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $          -
                                  --------------------
                             (2) ( $          -       , per-$1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $358,484,249.62
                                                                -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:               $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:                             $383,789.37
                                                                                                  --------------------
            (2)      $ 11.0921783      , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:        $0.00
                                  --------------------
                                   $        -         , per-$1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:            $0.00
                                  --------------------
                                   $        -         , per-$1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:                $3,000.00
                                                                                    ---------------
                            $ 0.0867052     , per $1,000 original principal amount of the Certificates)
                        --------------------




                                Page 5 of 8 pages

(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:           $2,123.59
                                                                                                   ---------------

       (b)  Delinquent Contracts                         # Disb.       %               $ Amount             %
                                                         -------       -               --------             -
            30-60 Days Delinquent                          729       2.38%           $ 9,898,123         3.13%
            61-90 Days Delinquent                          342       1.12%           $ 4,917,190         1.55%
            91-120 Days Delinquent                         197       0.64%           $ 2,808,296         0.89%
            More than 120 Days Delinquent                  377       1.23%           $ 5,662,204         1.79%
            Claims Filed Awaiting Payment                  160       0.52%           $   872,584         0.28%
                                                         -----       -----           -----------         -----
               TOTAL                                     1,805       5.90%           $24,158,397         7.63%

(viii) Amount in the Reserve Account:               $1,297,500.00
                                                 --------------------

(ix)   Amount in the Prefunding Account:                $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:           $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:        $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date           8.65%
                                                                          ----------
       (b)  TERI Trigger Event has not occured.




                                Page 6 of 8 pages